CQ SYSTEMS LIMITED







                             COMPANY NUMBER: 1998080
                             (Registered in England)

                              FINANCIAL STATEMENTS

                           AND ADDITIONAL INFORMATION



                            YEAR ENDED 31 MARCH 2004

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                               CQ SYSTEMS LIMITED

                               COMPANY INFORMATION
                        FOR THE YEAR ENDED 31 MARCH 2004


              DIRECTORS:                          P J Grace
                                                  G E Tarrant
                                                  I M Tarrant
                                                  A Elliott
                                                  J Halliday
                                                  J Manktelow
                                                  C S Taylor

              SECRETARY:                          P M Tarrant

              REGISTERED OFFICE:                  Planet House
                                                  North Heath Lane
                                                  Horsham
                                                  West Sussex
                                                  United Kingdom
                                                  RH12 5QE

              REGISTERED NUMBER:                  1998080 (England)

              ACCOUNTANTS & AUDITORS:             CMB Partnership
                                                  Chartered Accountants and
                                                  Registered Auditors
                                                  Chapel House
                                                  1 Chapel Street
                                                  Guildford
                                                  Surrey
                                                  United Kingdom
                                                  GU1 3UH

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                               CQ SYSTEMS LIMITED

                                    CONTENTS


FINANCIAL STATEMENTS                                              PAGE



     Important Note                                                1

     Directors Report                                              2

     Statement by Accountant on US GAAP statements                 3

     Consolidated Balance Sheets                                   4

     Consolidated Statements of Income and Retained Earnings       5

     Consolidated Statements of Comprehensive Income               5

     Consolidated Statements of Cash Flows                         6 - 7

     Notes to the Financial Statements                             8 - 11

     Company Balance Sheet                                         12

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                               CQ SYSTEMS LIMITED

         Important note

         The consolidated US GAAP financial information contained in this report represents historical information, which previously was reported in accordance with United Kingdom GAAP and has been restated in accordance with US GAAP. The restatement to US GAAP has been performed at the request of the directors of the company.

         The consolidated US GAAP financial information includes certain primary information (consolidated balance sheet, consolidated income statement, changes in shareholders equity, consolidated cash flow statement and certain explanatory notes.)

         The original financial statements for the year ended 31 March 2004 prepared in accordance with United Kingdom GAAP were approved by the directors on 23 November 2004.

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                               CQ SYSTEMS LIMITED

           REPORT OF THE DIRECTORS
           FOR THE YEAR ENDED 31 MARCH 2004

           The directors present their report with the financial statements of the group for the year ended 31 March 2004.

           PRINCIPAL ACTIVITY
           The principal activity of the group in the year under review was that of the provision of computer software and services.

           DIRECTORS
           The directors during the year under review were:

           P J Grace
           G E Tarrant
           I M Tarrant
           A Elliott
           J Halliday
           J Manktelow
           C S Taylor - appointed 05/02/04

           The beneficial interests of the directors holding office on 31 March 2004 in the issued share capital of the company were as follows:

                                                                  01.04.03
                                                                 or date of
                                                                 appointment
                                               31.03.04           if later
           Ordinary (pound)0.20 shares

           P J Grace                             75,000             75,000
           G E Tarrant                          150,000            150,000
           I M Tarrant                          150,000            150,000
           A Elliott                             55,983             55,983
           J Halliday                            38,034             38,034
           J Manktelow                           30,983             30,983
           C S Taylor                                 -                  -

           The directors' interests above include shares held by connected persons.

           STATEMENT OF DIRECTORS' RESPONSIBILITIES
           Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to

           - select suitable accounting policies and then apply them consistently;
           - make judgements and estimates that are reasonable and prudent;
           - prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

           The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

           ON BEHALF OF THE BOARD:


           Secretary:  P. Tarrant
           Date:  24th January 2005

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                               CQ SYSTEMS LIMITED

Report by accountants

We have prepared the attached financial statements for the year ended 31 March 2004 in accordance with US GAAP. The details were extracted from the financial statements prepared under United Kingdom GAAP. The financial statements prepared under United Kingdom GAAP were audited by ourselves with an unqualified Audit Report issued.



/s/ CMB Partnership

CMB Partnership

Chapel House
1 Chapel Street
Guildford
Surrey
United Kingdom
GU1 3UH

Date: 24th January 2005

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                               CQ SYSTEMS LIMITED

                       CONSOLIDATED BALANCE SHEET - ASSETS

                                                                         March 31
                                                                    2004           2003
                                                        Note       (pound)        (pound)
CURRENT ASSETS
  Cash and cash equivalents                                           809,488        448,136
  Accounts receivable (net of (pound)5,000 bad debt
   provision)                                                         400,280        435,806
  Prepaid expenses and other receivables                               60,501         47,216
                                                                 ------------   ------------

TOTAL CURRENT ASSETS                                                1,270,269        931,158
                                                                 ------------   ------------

AUTOMOBILES &
EQUIPMENT                                                2

  Automobiles                                                          64,725         39,732
  Furniture and equipment                                             172,841        155,093
  Computer equipment                                                  580,772        546,646
                                                                 ------------   ------------
                                                                      818,338        741,471

Less accumulated depreciation                                         676,768        616,420
                                                                 ------------   ------------

                                                                      141,570        125,051
                                                                 ------------   ------------

                                                                    1,411,839      1,056,209
                                                                 ============   ============

                      LIABILITIES AND SHAREHOLDERS' EQUITY

                                                                 March 31
                                                            2004          2003
                                                           (pound)       (pound)
CURRENT LIABILITIES
  Accounts payable                                            16,682         21,365
  Hire purchase liabilities                                   23,428         32,153
  Payroll, Vat and corporation taxes payable                 283,017        135,117
  Dividends payable                                           53,062         30,000
  Accrued liabilities                                         75,197         92,911
  Deferred income                                            418,581        410,193
                                                        ------------   ------------

TOTAL CURRENT LIABILITIES                                    869,967        721,739

LONG TERM LIABILITIES AND PROVISIONS
  Hire purchase liabilities                                   38,270          5,275
  Deferred tax                                                 2,916          1,198
                                                        ------------   ------------

TOTAL LIABILITIES                                            911,153        728,212

SHAREHOLDERS' EQUITY                                  7
  Ordinary Shares
    1,000,000 shares authorised (pound)0.20 par value
    Issued and outstanding 500,000 shares                    100,000        100,000
  Retained earnings                                          400,686        227,997
                                                        ------------   ------------

                                                           1,411,839      1,056,209
                                                        ============   ============

Approved and signed on behalf of the board of directors on

                       See notes to financial statements.

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                               CQ SYSTEMS LIMITED

             CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS

                                     Year ended      Year ended
                                    March 31 2004   March 31 2003
                                       (pound)         (pound)
                               Note
NET REVENUE                    1.b     2,739,303       2,471,477

COST OF REVENUE                        1,082,577       1,069,974
                                    ------------    ------------

GROSS PROFIT                           1,656,726       1,401,503

OPERATING EXPENSES             1.e     1,119,171       1,302,176

                                    ------------    ------------

INCOME FROM OPERATIONS                   537,555          99,327

OTHER INCOME (EXPENSES)
  Interest income                         19,483          10,257
  Interest payable                        (5,238)         (3,530)
                                    ------------    ------------

INCOME BEFORE CORPORATION                551,800         106,054
AND DEFERRED TAXES

UK CORPORATION AND DEFERRED TAXES 3     (141,049)        (29,076)
                                    ------------    ------------

NET INCOME                               410,751          76,978

RETAINED EARNINGS
  Beginning of year                      227,997         181,019
  Less: Dividends                       (238,062)        (30,000)
                                    ------------    ------------

  End of year                            400,686         227,997
                                    ============    ============


                 CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                        Year ended     Year ended
                       March 31 2004  March 31 2003
                          (pound)        (pound)

NET INCOME                  410,751         76,978
                       ------------   ------------

COMPREHENSIVE INCOME        410,751         76,978
                       ============   ============

                       See notes to financial statements.

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                               CQ SYSTEMS LIMITED

                      CONSOLIDATED STATEMENTS OF CASH FLOWS


                                               Year ended      Year ended
                                              March 31 2004   March 31 2003
                                                 (pound)         (pound)

CASH FLOWS FROM OPERATING ACTIVITIES

  Cash received from customers                   2,761,544       2,343,179
  Cash paid to suppliers and employees          (2,074,453)     (2,235,165)
  Interest received                                 19,483          10,257
  Interest paid                                     (5,238)         (3,530)
  Corporation tax paid                             (27,878)         (8,782)
                                              ------------    ------------

  Net cash provided by operating activities        673,458         105,959
                                              ------------    ------------

CASH FLOWS FROM INVESTING ACTIVITIES

  Net sales (purchases) of equipment               (97,106)        (27,462)
                                              ------------    ------------

  Net cash used by investing activities            (97,106)        (27,462)
                                              ------------    ------------

CASH FLOWS FROM FINANCING ACTIVITIES

  Dividends paid                                  (215,000)             --
                                              ------------    ------------

  Net cash used by financing activities           (215,000)             --
                                              ------------    ------------

NET INCREASE IN CASH AND CASH EQUIVALENTS          361,352          78,497

CASH AND CASH EQUIVALENTS

  Beginning of year                                448,136         369,639
                                              ------------    ------------

  End of year                                      809,488         448,136
                                              ============    ============

                       See notes to financial statements.

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                               CQ SYSTEMS LIMITED

                CONSOLIDATED STATEMENTS OF CASH FLOWS - Continued

                                                                         Year ended     Year ended
                                                                        March 31 2004  March 31 2003
                                                                           (pound)        (pound)
RECONCILIATION OF NET INCOME TO CASH
PROVIDED BY OPERATING ACTIVITIES

Net Income                                                                   410,751         76,978

Adjustments to reconcile net income to net cash provided by operating activities:

  Depreciation                                                                80,587        111,390
  Decrease/(increase) in accounts receivable and other debtors                22,241       (128,297)
  Increase in accounts payable and other creditors                            46,708         25,594
  Increase in corporation taxes payable                                      111,453         19,096
  Increase in deferred taxes                                                   1,718          1,198
                                                                        ------------   ------------

                                                                             262,707         28,981
                                                                        ------------   ------------

                                                                             673,458        105,959
                                                                        ============   ============


                       See notes to financial statements.

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                               CQ SYSTEMS LIMITED

                          NOTES TO FINANCIAL STATEMENTS


1.    Summary of significant accounting policies

      The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (US GAAP) and are stated in United Kingdom sterling.

      In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated balance sheet and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

      a.    Principles of consolidation

            The consolidated financial statements include the financial statements of the company and its subsidiary. The group's subsidiary is Custom Quest Limited, a dormant company that has not traded since 31 May 2001 in which the group has a 100% direct holding in the voting rights. The net assets of the subsidiary company since cessation of trade is (pound)nil.

      b.    Revenue

            The group recognises its revenue in accordance with the Securities and Exchange Commissions ("SEC") Staff Accounting Bulletin No 104 "Revenue recognition in Financial Statements".

            Licence revenue is recognised where orders have been signed and the product is delivered. In contracts with multiple elements revenues are allocated to each element based on the fair value on completion, delivery and acceptance by the customer. For other services related activity, revenue is recognised on a percentage of completion basis.

      c.    Automobiles and equipment

            Depreciation is provided at the following rates in order to write off each asset over its useful life;

            Computer software             50% straight line
            Office furniture and fittings 15% straight line
            Computer equipment            33.33% straight line
            Automobiles                   25% straight line

            The group evaluates tangible fixed assets for impairment losses at least annually and whenever events or changes in circumstances indicate that the carrying amount may not be recoverable or is greater than its fair value.

            Long-lived assets

            Effective January 1 2002, the group adopted Statement of Financial Accounting Standards No 144 "Accounting for the impairment or disposal of long-lived assets" ("SFAS 144") which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. The group has evaluated the carrying value of long-lived assets held in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets when indicators of impairment are present where the carrying amount exceeds the fair value of the asset. Based on its review, the group believes that as of March 31 2004 and 2003, there were no significant impairments of its long-lived assets.

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                               CQ SYSTEMS LIMITED

                    NOTES TO FINANCIAL STATEMENTS - Continued

      d.    Deferred Tax

            Deferred tax is recognised in respect of all timing differences that have originated but not reversed at the balance sheet date. These reflect the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities at the balance sheet date and their respective tax bases.

      e.    Research and Development

            Expenditure on research and development is written off in the year in which it is incurred. Development costs on computer software that is to be sold relates to bespoke work undertaken for particular customers as and when requested. Under these circumstances, these costs are written off as incurred rather than capitalised and amortised, as they relate solely to the individual customers specifications rather than being available for general release to customers.

      f.    Advertising

            The company expenses advertising costs as they are incurred.

      g.    Hire Purchase and Leasing Commitments

            Assets obtained under hire purchase contracts are capitalised in the balance sheet and are depreciated over their useful estimated lives.

            The interest element of these obligations are charged to the statement of income and retained earnings over the lease term. The capital element of the future payments is treated as liability.

            Rentals paid under operating leases are charged to the statement of income and retained earnings on a straight line basis.

      h.    Pensions

            The company operates a defined contribution pension scheme. Contributions payable for the year are charged in the statement of income and retained earnings.

      i.    Cash and cash equivalents

            Cash and cash equivalents consist of cash at bank and in hand.

      j.    Foreign currency transactions

            Accounting principles generally require that recognised revenue, expenses, gains and losses be included in net income. Certain statements however require entities to report specific changes in assets and liabilities, such as a gain or loss on a foreign currency translation, as a separate component of the equity section of the balance sheet. Such items, along with net income, are components of comprehensive income. Cumulative translation adjustments were insignificant in both the year and preceding year.

2.    SECURED CREDITORS

      The amounts owed under hire purchase contracts totalling (pound)61,698 (2003 - (pound)37,428) are secured on the assets acquired.

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                               CQ SYSTEMS LIMITED

                    NOTES TO FINANCIAL STATEMENTS - Continued

3.    CORPORATION AND DEFERRED TAXES

      Provision is made for United Kingdom corporation tax payable on the group's taxable net income. This is provided for at the rate of tax prevailing at that time. The current standard corporation tax rate in the United Kingdom is 30%. Deferred tax is provided using the standard rate.

      The UK corporation and deferred tax charge is stated below:-

                                   Year Ended          Year Ended
                                    March 31            March 31
                                      2004                2003
                                    (pound)             (pound)

Corporation tax                          139,331             27,878
Deferred tax                               1,718              1,198
                                 ----------------    ---------------
                                         141,049             29,076
                                 ----------------    ---------------

      The corporation tax assessed for the year is set out below:-

                                   Year Ended          Year Ended
                                    March 31            March 31
                                      2004                2003
                                    (pound)              (pound)

Net Income                               551,800            106,064
                                 ===============     ==============

Net income multiplied by                 165,540             20,150
standard rate of corporation
tax of 30% (2003: small
companies corporation tax rate
of 19%)

Effects of:-

Excess of capital allowances
over depreciation                        (1,099)              6,950
Expenses not allowable for tax
Marginal relief                             977                 778
                                        (26,087)                  -
                                 ---------------     --------------

                                        139,331              27,878
                                 ---------------     --------------


4.    COMMITMENTS

      The group is committed to making operating lease payments of (pound)82,500 in the forthcoming year.

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                               CQ SYSTEMS LIMITED

NOTES TO FINANCIAL STATEMENTS - Continued

5.    MAJOR CUSTOMERS

      Revenue from customers accounting for more than 10% of the total net revenue for the year are as follows:

      Singer & Friedlander Insurance Finance Limited                                 (pound)689,375
      Cattles Commercial Leasing Limited and Cattles Commercial Finance Limited      (pound)544,459

6.    DIVIDENDS

      The shareholders of the company in their meeting dated 23 September 2003 approved a dividend of (pound)185,000. A further dividend of (pound)53,062 was approved at a meeting held on 26 February 2004.

7.    SHAREHOLDERS EQUITY


                                 March 31       March 31
                                   2004            2003
                                 (pound)         (pound)

Net income for year                 410,751          76,978
Dividends                          (238,062)        (30,000)
                               ------------    ------------

Net addition to shareholders        172,689          46,978
equity

Opening Shareholders equity         327,997         281,019
                               ------------    ------------

Closing Shareholders equity         500,686         327,997
                               ------------    ------------

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                               CQ SYSTEMS LIMITED

                         COMPANY BALANCE SHEET - ASSETS

                                                                          March 31
                                                                     2004          2003
                                                            Note    (pound)       (pound)
CURRENT ASSETS
  Cash and cash equivalents                                           809,488        448,136
  Accounts receivable (net of (pound)5,000 bad debt provision)        400,280        435,806
  Prepaid expenses and other debtors                                   60,501         47,216
                                                                 ------------   ------------

TOTAL CURRENT ASSETS                                                1,270,269        931,158
                                                                 ------------   ------------

EQUIPMENT
                                                              2
  Automobiles                                                          64,725         39,732
  Furniture and equipment                                             172,841        155,093
  Computer equipment                                                  580,772        546,646
                                                                 ------------   ------------
                                                                      818,338        741,471

Less accumulated depreciation                                         676,768        616,420
                                                                 ------------   ------------

                                                                      141,570        125,051
                                                                 ------------   ------------

                                                                    1,411,839      1,056,209
                                                                 ============   ============

                      LIABILITIES AND SHAREHOLDERS' EQUITY
                                                                 March 31
                                                           2004            2003
                                                           (pound)         (pound)
CURRENT LIABILITIES
  Accounts payable                                            16,682         21,365
  Hire purchase liabilities                                   23,428         32,153
  Payroll, Vat and corporation taxes payable                 283,017        135,117
  Dividends payable                                           53,062         30,000
  Accrued liabilities                                         75,197         92,911
  Deferred income                                            418,581        410,193
                                                        ------------   ------------

TOTAL CURRENT LIABILITIES                                    869,967        721,739

LONG TERM LIABILITIES AND PROVISIONS
  Hire purchase liabilities                                   38,270          5,275
  Deferred tax                                                 2,916          1,198
                                                        ------------   ------------

TOTAL LIABILITIES                                            911,153        728,212

SHAREHOLDERS' EQUITY
  Ordinary Shares
    1,000,000 shares authorised (pound)0.20 par value
    Issued 500,000 shares                                    100,000        100,000
  Retained earnings                                          400,686        227,997
                                                        ------------   ------------

                                                           1,411,839      1,056,209
                                                        ============   ============

Approved and signed on behalf of the board of directors on

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